UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08657

                          Pioneer Equity Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through October 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                        Pioneer Equity
                        Income Fund

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                        Annual Report | October 31, 2017
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                        Ticker Symbols:
                        Class A     PEQIX
                        Class C     PCEQX
                        Class K     PEQKX
                        Class R     PQIRX
                        Class Y     PYEQX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          26

Notes to Financial Statements                                                 35

Report of Independent Registered Public Accounting Firm                       43

Additional Information                                                        44

Trustees, Officers and Service Providers                                      47

                         Pioneer Equity Income Fund | Annual Report | 10/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 14.23% through the end of the third quarter. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% over the first three quarters of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the
Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Equity Income Fund | Annual Report | 10/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Equity Income Fund | Annual Report | 10/31/17 3

Portfolio Management Discussion | 10/31/17

In the following interview, John Carey, Executive Vice President, Director of Equity Income, and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer), discusses the investment environment during the 12-month period ended October 31, 2017, and Pioneer Equity Income Fund's performance during the period. Mr. Carey is responsible for the day-to-day management of Pioneer Equity Income Fund, along with Walter Hunnewell, Jr., a vice president and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform in the 12-month period ended October 31, 2017?

A Pioneer Equity Income Fund's Class A shares returned 19.68% at net asset value during the 12-month period ended October 31, 2017, while the Fund's benchmark, the Russell 1000 Value Index, returned 17.78%. During the same period, the average return of the 537 mutual funds in Lipper's Equity Income Funds category was 17.85%, and the average return of the 1,265 mutual funds in Morningstar's Large Value Funds category was 19.35%.

Q How would you describe the market environment for equities during the 12-month period ended October 31, 2017, particularly for the types of equities deemed appropriate for the Fund?

A Overall, the 12-month period was a very good one for stocks, though growth stocks did meaningfully better than value stocks. For the 12 months, the Russell 1000 Growth Index showed a total return of 29.71%, while the Russell 1000 Value Index (the Russell Index), the Fund's benchmark, recorded a total return of 17.78%. Further, growth stocks appreciated rather steadily throughout the period, whereas value stocks had seen most of their appreciation for the 12-month period by the end of February. The following six months - March through August - saw backing and filling by the value names. Then, in September and October, value stocks, as measured by the Russell Index, registered another, if milder, spurt of performance, to finish the period near 12-month highs. In the early months of the period, post-2016 election optimism about potential business-friendly and economically stimulating changes in tax, trade, and spending policies created great investor demand for cyclical, value-type stocks. Then, as the legislative efforts in Washington bogged down, the interest in such stocks waned, only to perk-up again, somewhat, towards the end of the period as economic numbers strengthened and tax reductions and reforms, at least, appeared once more possible.

4 Pioneer Equity Income Fund | Annual Report | 10/31/17

Q The Fund outperformed the Russell Index benchmark during the 12-month period ended October 31, 2017. Could you please discuss the major reasons for the Fund's benchmark-relative outperformance and discuss any investments or strategies that significantly underperformed during the period?

A Both stock selections and sector allocations worked in favor of performance for the Fund relative to the Russell Index during the 12-month period, though stock selection accounted for by far the major portion of the outperformance. With regard to sector allocation, the Fund benefited from being overweight the outperforming materials sector and underweight the underperforming energy, health-care, real-estate, and telecommunication-services sectors. While the Fund had overweight positions in the underperforming consumer-discretionary and utilities sectors and underweights in the outperforming financials, industrials, and information-technology sectors, stock selection results were so superior that the Fund showed positive overall performance attribution relative to the Russell Index in each of those sectors. In fact, the only sector in which the Fund showed overall underperformance relative to its benchmark was consumer staples, where the portfolio was significantly overweight the underperforming sector and held stocks that fared somewhat worse than those in the sector overall. All in all, then, benchmark-relative performance was broadly positive throughout most of the portfolio.

     With regard to individual holdings that helped or hurt relative returns, the Fund enjoyed very strong performance from large holdings Microchip Technology (+59.6%; information technology), PNC Financial Services (+46.1%; financial services), Lincoln National (+57.0%; financial services), T. Rowe Price (+33.2%; financial services), Gorman-Rupp (+35.3%; industrials), BorgWarner (+51.8%; consumer discretionary), and State Street (+33.4%; financial services). The Fund benefitted as well from being significantly underweight - or not invested at all - in several poor performers that were components of the Russell index, including General Electric, AT&T, and Qualcomm.

     On the negative side, six of the bottom 10 negative performance attributors in the portfolio were in consumer staples: Kroger, -33.75%; Kellogg, -14.3%; General Mills, -13.3%; Mondelez International, -6.11%; Dr. Pepper Snapple, 0.0% (unchanged); and Conagra Brands, -6.2%. Throughout its history, the Fund has generally had an overweight position in the consumer-staples sector because of the financial stability and steady dividend-paying* capacity of so many of the companies in that sector. During this most recent period, investors grew nervous about the inroads

*    Dividends are not guaranteed.

                         Pioneer Equity Income Fund | Annual Report | 10/31/17 5

     Amazon appeared to be making in the sector, including its acquisition of Whole Foods as well as its announced plans to become more prominent in the grocery business. We are keeping a close eye on developments, though we would observe that the stock market can on occasion overreact to events and thus present purchase opportunities.

Q What changes did you make to the Fund's portfolio during the 12-month period ended October 31, 2017?

A Over the 12 months, we established 33 new Fund positions and liquidated 27 positions. Among the stocks purchased were a good number in the lagging consumer-discretionary sector, where we saw what we considered overlooked values. These included Borg-Warner and Ford (automobiles and components); Carter's, Hasbro, and VF (consumer durables and apparel); Genuine Parts and Nordstrom (retailing); and Omnicom (media). We also continued to find stocks we thought attractive in the recovering financial-services industry, including BB&T and M&T Bank (banking); and T. Rowe Price (diversified financials). In real estate, we added SL Green Realty (New York office buildings). The materials sector still looked interesting to us, especially in a market where so many investors appeared focused on the leading internet and information-technology stocks. In materials, Reliance Steel and Aluminum operates metals service centers for industrial and other customers; H.B. Fuller specializes in custom adhesives; DowDuPont is a giant, recently-merged company, slated to split up into a new configuration of chemical businesses; International Paper has prospered due to consolidation in its forest-products industry; and PPG Industries is a leading producer of paints and coatings.

     In information technology, the Fund started positions in Oracle, TE Connectivity, Texas Instruments, Cisco Systems, Amdocs, HP, Intel, Leidos Holdings, and KLA Tencor. Consumer staples saw new purchases of Chocoladefabriken Lindt & Spruengli, the great Swiss confectioner; Lamb Weston (frozen potatoes, especially beloved French fries and potato puffs); and Procter & Gamble, a world leader in soaps and detergents, toothpaste, and many other household products and a company underway with a largescale profitability-improvement effort.

     At the same time that we added those consumer-staples names, we exited Fund positions in companies we regarded less favorably with respect to their industry positioning, including Conagra Brands and Campbell Soup. Other stocks we sold we felt either had reached a fair valuation and offered less additional appreciation potential than stocks we wished to buy, or had suffered impairment in investment value from the time we initially

6 Pioneer Equity Income Fund | Annual Report | 10/31/17 purchased them. Several portfolio holdings were the object of takeover bids, and so we liquidated the positions. Those stocks included Mead Johnson Nutrition, Time Warner, Syngenta, and Scripps Networks Interactive.

Q Did the Fund hold any derivatives during the 12-month period ended October 31, 2017?

A    No. We did not invest in any derivatives during the period.

Q The Fund typically places emphasis on dividend-paying stocks. Would you describe the environment for dividends as positive or negative during the 12-month period ended October 31, 2017?

A The environment remained positive on the whole, as investors continued to seek income and, with the persistence of historically-quite-low interest rates, found dividend-paying stocks compelling. We watch interest rates closely, however, as any dramatic upward movement would create serious competition for income-producing stocks. As always, we work at buffering the portfolio from interest-rate risk by emphasizing companies with the capacity and commitment both to continue paying their dividends and to increase the amount of the dividend payments over time.

Q    What is your outlook for equities as we approach the end of calendar year
     2017?

A At the moment, by most conventional measures, stocks are on the expensive side. Much depends on continuation of corporate earnings growth, which in turn depends on extended economic expansion. While we are as a result cautious right now with respect to the stock market, we do see areas of relative attractiveness, as well as places, if not by any means completely overlooked, at least receiving less attention from investors.

     Currently, a lot of attention is directed towards Washington, D.C., and what may or may not happen with legislation. In the meantime, though, many American businesses are doing pretty well on their own; unemployment is way down; major world economies are strong, allowing export sales by our U.S. companies; and cash flows into financial products and instruments are on balance positive. It is our intention, as always, to keep the Fund substantially fully invested in stocks that we believe offer prospects for satisfactory total return over a longer period of time.

     Thank you for your support.

                         Pioneer Equity Income Fund | Annual Report | 10/31/17 7

Please refer to the Schedule of Investments on pages 18-25 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc. for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Equity Income Fund | Annual Report | 10/31/17

Portfolio Summary | 10/31/17

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         88.6%
International Common Stocks                                                 8.4%
Depositary Receipts for International Common Stocks                         2.8%
U.S. Government and Agency Obligation                                       0.2%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 22.6%
Consumer Staples                                                           13.2%
Consumer Discretionary                                                     10.9%
Information Technology                                                     10.7%
Materials                                                                   9.8%
Utilities                                                                   9.6%
Health Care                                                                 8.3%
Energy                                                                      5.9%
Industrials                                                                 5.5%
Real Estate                                                                 2.6%
Telecommunication Services                                                  0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1. Exxon Mobil Corp.                                                      3.17%
--------------------------------------------------------------------------------
 2. PNC Financial Services Group, Inc.                                     2.70
--------------------------------------------------------------------------------
 3. State Street Corp.                                                     2.31
--------------------------------------------------------------------------------
 4. Microchip Technology, Inc.                                             2.25
--------------------------------------------------------------------------------
 5. Bank of America Corp.                                                  2.23
--------------------------------------------------------------------------------
 6. Gorman-Rupp Co.                                                        1.98
--------------------------------------------------------------------------------
 7. Pfizer, Inc.                                                           1.77
--------------------------------------------------------------------------------
 8. T Rowe Price Group, Inc.                                               1.74
--------------------------------------------------------------------------------
 9. Cedar Fair LP                                                          1.68
--------------------------------------------------------------------------------
10. Morgan Stanley                                                         1.60
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                         Pioneer Equity Income Fund | Annual Report | 10/31/17 9

Prices and Distributions | 10/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      10/31/17                      10/31/16
--------------------------------------------------------------------------------
           A                          $35.68                         $33.76
--------------------------------------------------------------------------------
           C                          $35.06                         $33.24
--------------------------------------------------------------------------------
           K                          $35.75                         $33.81
--------------------------------------------------------------------------------
           R                          $36.24                         $34.24
--------------------------------------------------------------------------------
           Y                          $36.10                         $34.10
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16-10/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                        Investment          Short-Term          Long-Term
          Class           Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
           A             $0.5120                $ --             $3.6950
--------------------------------------------------------------------------------
           C             $0.2542                $ --             $3.6950
--------------------------------------------------------------------------------
           K             $0.6295                $ --             $3.6950
--------------------------------------------------------------------------------
           R             $0.3843                $ --             $3.6950
--------------------------------------------------------------------------------
           Y             $0.5914                $ --             $3.6950
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged index that measures the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Equity Income Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Equity Income Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
            Net          Public      Russell
            Asset        Offering    1000
            Value        Price       Value
Period      (NAV)        (POP)       Index
--------------------------------------------------------------------------------
10 years     6.92%        6.29%       5.99%
5 years     14.13        12.78       13.48
1 year      19.68        12.79       17.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Equity         Russell 1000
                  Income Fund            Value Index
10/07             $ 9,425                $10,000
10/08             $ 6,598                $ 6,320
10/09             $ 6,446                $ 6,623
10/10             $ 7,759                $ 7,663
10/11             $ 8,633                $ 8,135
10/12             $ 9,503                $ 9,509
10/13             $12,024                $12,199
10/14             $13,507                $14,207
10/15             $14,223                $14,282
10/16             $15,375                $15,192
10/17             $18,401                $17,893

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 11

Performance Update | 10/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                      Russell
                                      1000
            If          If            Value
Period      Held        Redeemed      Index
--------------------------------------------------------------------------------
10 years     6.12%       6.12%         5.99%
5 years     13.30       13.30         13.48
1 year      18.77       18.77         17.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
            Gross
--------------------------------------------------------------------------------
            1.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Equity         Russell 1000
                  Income Fund            Value Index
10/07             $10,000                $10,000
10/08             $ 6,948                $ 6,320
10/09             $ 6,732                $ 6,623
10/10             $ 8,042                $ 7,663
10/11             $ 8,882                $ 8,135
10/12             $ 9,704                $ 9,509
10/13             $12,189                $12,199
10/14             $13,600                $14,207
10/15             $14,211                $14,282
10/16             $15,253                $15,192
10/17             $18,116                $17,893

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Equity Income Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                  Net           Russell
                  Asset         1000
                  Value         Value
Period            (NAV)         Index
--------------------------------------------------------------------------------
10 years           7.12%         5.99%
5 years           14.56         13.48
1 year            20.12         17.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.67%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Equity          Russell 1000
                  Income Fund             Value Index
10/07             $5,000,000              $5,000,000
10/08             $3,500,388              $3,160,112
10/09             $3,419,799              $3,311,316
10/10             $4,116,028              $3,831,403
10/11             $4,579,710              $4,067,440
10/12             $5,041,549              $4,754,456
10/13             $6,402,645              $6,099,447
10/14             $7,223,796              $7,103,270
10/15             $7,633,549              $7,140,871
10/16             $8,282,263              $7,595,801
10/17             $9,948,360              $8,946,400

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on December 20, 2012, would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 13

Performance Update | 10/31/17                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                  Net           Russell
                  Asset         1000
                  Value         Value
Period            (NAV)         Index
--------------------------------------------------------------------------------
10 years           6.59%         5.99%
5 years           13.72         13.48
1 year            19.19         17.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Equity          Russell 1000
                  Income Fund             Value Index
10/07             $10,000                 $10,000
10/08             $ 6,987                 $ 6,320
10/09             $ 6,812                 $ 6,623
10/10             $ 8,176                 $ 7,663
10/11             $ 9,072                 $ 8,135
10/12             $ 9,957                 $ 9,509
10/13             $12,560                 $12,199
10/14             $14,060                 $14,207
10/15             $14,748                 $14,282
10/16             $15,889                 $15,192
10/17             $18,937                 $17,893

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Equity Income Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Equity Income Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                  Net          Russell
                  Asset        1000
                  Value        Value
Period            (NAV)        Index
--------------------------------------------------------------------------------
10 years           7.30%         5.99%
5 years           14.46         13.48
1 year            19.99         17.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.77%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer Equity          Russell 1000
                  Income Fund             Value Index
10/07             $ 5,000,000             $5,000,000
10/08             $ 3,514,301             $3,160,112
10/09             $ 3,449,406             $3,311,316
10/10             $ 4,173,081             $3,831,403
10/11             $ 4,662,721             $4,067,440
10/12             $ 5,150,744             $4,754,456
10/13             $ 6,540,137             $6,099,447
10/14             $ 7,369,103             $7,103,270
10/15             $ 7,778,850             $7,140,871
10/16             $ 8,432,162             $7,595,801
10/17             $10,117,863             $8,946,400

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on actual returns from May 1, 2017, through October 31, 2017.

------------------------------------------------------------------------------------------------------
Share Class                     A                C               K               R               Y
------------------------------------------------------------------------------------------------------
Beginning Account           $1,000.00        $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/17
------------------------------------------------------------------------------------------------------
Ending Account Value        $1,065.81        $1,061.68       $1,067.83       $1,063.53       $1,067.15
(after expenses) on
10/31/17
------------------------------------------------------------------------------------------------------
Expenses Paid               $    5.31        $    9.09       $    3.44       $    7.33       $    4.01
During Period*
------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.75%, 0.66% 1.41%, and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Equity Income Fund | Annual Report | 10/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Equity Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2017, through October 31, 2017.

------------------------------------------------------------------------------------------------------
Share Class                     A                C               K               R               Y
------------------------------------------------------------------------------------------------------
Beginning Account           $1,000.00        $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 5/1/17
------------------------------------------------------------------------------------------------------
Ending Account Value        $1,020.06        $1,016.38       $1,021.88       $1,018.10       $1,021.32
(after expenses) on
10/31/17
------------------------------------------------------------------------------------------------------
Expenses Paid               $    5.19        $    8.89       $    3.36       $    7.17       $    3.92
During Period*
------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.75%, 0.66% 1.41%, and 0.77% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 17

Schedule of Investments | 10/31/17

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 97.2%
                      COMMON STOCKS -- 97.0% of Net Assets
                      AUTOMOBILES & COMPONENTS -- 1.8%
                      Auto Parts & Equipment -- 1.2%
     524,451          BorgWarner, Inc.                                       $   27,649,057
-------------------------------------------------------------------------------------------
                      Automobile Manufacturers -- 0.6%
   1,000,000          Ford Motor Co.                                         $   12,270,000
                                                                             --------------
                      Total Automobiles & Components                         $   39,919,057
-------------------------------------------------------------------------------------------
                      BANKS -- 7.7%
                      Diversified Banks -- 3.6%
   1,792,514          Bank of America Corp.                                  $   49,096,958
     577,045          US Bancorp                                                 31,379,707
                                                                             --------------
                                                                             $   80,476,665
-------------------------------------------------------------------------------------------
                      Regional Banks -- 4.1%
     517,708          BB&T Corp.                                             $   25,491,942
      40,310          M&T Bank Corp.                                              6,722,499
     434,275          PNC Financial Services Group, Inc.                         59,404,477
                                                                             --------------
                                                                             $   91,618,918
                                                                             --------------
                      Total Banks                                            $  172,095,583
-------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 2.5%
                      Aerospace & Defense -- 1.5%
     181,404          Raytheon Co.                                           $   32,689,001
-------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 1.0%
     220,000          Fastenal Co.                                           $   10,333,400
     184,056          Ferguson Plc                                               12,871,955
                                                                             --------------
                                                                             $   23,205,355
                                                                             --------------
                      Total Capital Goods                                    $   55,894,356
-------------------------------------------------------------------------------------------
                      COMMERCIAL SERVICES & SUPPLIES -- 1.0%
                      Human Resource & Employment Services -- 0.3%
      95,096          Randstad Holding NV                                    $    5,851,761
-------------------------------------------------------------------------------------------
                      Office Services & Supplies -- 0.7%
     192,664          MSA Safety, Inc.                                       $   15,316,788
                                                                             --------------
                      Total Commercial Services & Supplies                   $   21,168,549
-------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 2.4%
                      Apparel, Accessories & Luxury Goods -- 2.0%
     203,000          Carter's, Inc.                                         $   19,636,190
     365,828          VF Corp.                                                   25,479,920
                                                                             --------------
                                                                             $   45,116,110
-------------------------------------------------------------------------------------------
                      Leisure Products -- 0.4%
      82,599          Hasbro, Inc.                                           $    7,647,842
                                                                             --------------
                      Total Consumer Durables & Apparel                      $   52,763,952
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Equity Income Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 3.2%
                      Hotels, Resorts & Cruise Lines -- 1.3%
     471,029          InterContinental Hotels Group Plc                      $   26,102,861
      48,482          InterContinental Hotels Group Plc (A.D.R.)                  2,695,114
                                                                             --------------
                                                                             $   28,797,975
-------------------------------------------------------------------------------------------
                      Leisure Facilities -- 1.6%
     592,187          Cedar Fair LP                                          $   37,070,906
-------------------------------------------------------------------------------------------
                      Restaurants -- 0.3%
      48,921          Cracker Barrel Old Country Store, Inc.                 $    7,638,036
                                                                             --------------
                      Total Consumer Services                                $   73,506,917
-------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 10.3%
                      Asset Management & Custody Banks -- 7.7%
     666,696          Bank of New York Mellon Corp.                          $   34,301,509
     768,888          Invesco, Ltd.                                              27,518,502
     224,045          Northern Trust Corp.                                       20,952,688
     553,080          State Street Corp.                                         50,883,360
     412,259          T Rowe Price Group, Inc.                                   38,298,861
                                                                             --------------
                                                                             $  171,954,920
-------------------------------------------------------------------------------------------
                      Consumer Finance -- 1.0%
     239,147          American Express Co.                                   $   22,843,322
-------------------------------------------------------------------------------------------
                      Investment Banking & Brokerage -- 1.6%
     705,333          Morgan Stanley                                         $   35,266,650
                                                                             --------------
                      Total Diversified Financials                           $  230,064,892
-------------------------------------------------------------------------------------------
                      ENERGY -- 5.8%
                      Integrated Oil & Gas -- 4.2%
     836,668          Exxon Mobil Corp.                                      $   69,736,278
     370,047          Occidental Petroleum Corp.                                 23,893,934
                                                                             --------------
                                                                             $   93,630,212
-------------------------------------------------------------------------------------------
                      Oil & Gas Refining & Marketing -- 1.2%
     301,939          Phillips 66                                            $   27,500,604
-------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 0.4%
     206,860          Enbridge, Inc.                                         $    7,955,836
                                                                             --------------
                      Total Energy                                           $  129,086,652
-------------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 1.5%
                      Hypermarkets & Super Centers -- 1.5%
     377,837          Wal-Mart Stores, Inc.                                  $   32,988,948
                                                                             --------------
                      Total Food & Staples Retailing                         $   32,988,948
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 19

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 9.4%
                      Packaged Foods & Meats -- 7.5%
      38,000          Calavo Growers, Inc.                                   $    2,800,600
       2,000          Chocoladefabriken Lindt & Spruengli AG                     11,573,146
     420,559          General Mills, Inc.                                        21,835,423
     205,000          Hershey Co.                                                21,766,900
      80,712          John B Sanfilippo & Son, Inc.                               4,749,901
     356,185          Kellogg Co.                                                22,272,248
     230,856          Lamb Weston Holdings, Inc.                                 11,771,348
     100,000          McCormick & Co., Inc.                                       9,953,000
     777,100          Mondelez International, Inc., Class A                      32,195,253
     518,396          Pinnacle Foods, Inc.                                       28,211,111
                                                                             --------------
                                                                             $  167,128,930
-------------------------------------------------------------------------------------------
                      Soft Drinks -- 1.9%
     325,133          Coca-Cola Co.                                          $   14,949,615
     323,400          Dr. Pepper Snapple Group, Inc.                             27,702,444
                                                                             --------------
                                                                             $   42,652,059
                                                                             --------------
                      Total Food, Beverage & Tobacco                         $  209,780,989
-------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 2.1%
                      Health Care Distributors -- 0.3%
     274,300          Owens & Minor, Inc.                                    $    6,739,551
-------------------------------------------------------------------------------------------
                      Health Care Equipment -- 1.8%
     102,237          Becton Dickinson and Co.                               $   21,333,795
   1,026,557          Smith & Nephew Plc                                         19,376,409
                                                                             --------------
                                                                             $   40,710,204
                                                                             --------------
                      Total Health Care Equipment & Services                 $   47,449,755
-------------------------------------------------------------------------------------------
                      HOUSEHOLD & PERSONAL PRODUCTS -- 2.2%
                      Household Products -- 2.2%
     124,210          Clorox Co.                                             $   15,716,291
     383,971          Procter & Gamble Co.                                       33,152,056
                                                                             --------------
                      Total Household & Personal Products                    $   48,868,347
-------------------------------------------------------------------------------------------
                      INSURANCE -- 4.2%
                      Life & Health Insurance -- 2.7%
     422,218          Lincoln National Corp.                                 $   31,995,680
     727,335          Sun Life Financial, Inc.                                   28,315,152
                                                                             --------------
                                                                             $   60,310,832
-------------------------------------------------------------------------------------------
                      Multi-line Insurance -- 1.5%
     581,659          Hartford Financial Services Group, Inc.                $   32,020,328
                                                                             --------------
                      Total Insurance                                        $   92,331,160
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Equity Income Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      MATERIALS -- 9.7%
                      Aluminum -- 1.2%
     268,057          Kaiser Aluminum Corp.                                  $   26,585,893
-------------------------------------------------------------------------------------------
                      Diversified Chemicals -- 0.4%
     125,351          DowDuPont, Inc.                                        $    9,064,131
-------------------------------------------------------------------------------------------
                      Diversified Metals & Mining -- 2.6%
     335,279          BHP Billiton, Ltd. (A.D.R.)                            $   13,739,734
     237,600          Compass Minerals International, Inc.                       15,586,560
     274,951          Materion Corp.                                             14,118,734
     366,433          Southern Copper Corp.                                      15,738,297
                                                                             --------------
                                                                             $   59,183,325
-------------------------------------------------------------------------------------------
                      Paper Packaging -- 0.4%
     153,668          International Paper Co.                                $    8,800,566
-------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 2.9%
     247,351          Celanese Corp., Class A                                $   25,801,183
       4,755          Givaudan SA                                                10,615,371
     213,557          HB Fuller Co.                                              12,144,986
     189,317          Johnson Matthey Plc                                         8,502,193
      57,347          PPG Industries, Inc.                                        6,666,015
                                                                             --------------
                                                                             $   63,729,748
-------------------------------------------------------------------------------------------
                      Steel -- 2.2%
     430,156          Nucor Corp.                                            $   24,875,921
     313,345          Reliance Steel & Aluminum Co.                              24,077,430
                                                                             --------------
                                                                             $   48,953,351
                                                                             --------------
                      Total Materials                                        $  216,317,014
-------------------------------------------------------------------------------------------
                      MEDIA -- 1.6%
                      Advertising -- 0.1%
      31,912          Omnicom Group, Inc.                                    $    2,144,167
-------------------------------------------------------------------------------------------
                      Broadcasting -- 0.7%
     280,000          CBS Corp., Class B                                     $   15,713,600
-------------------------------------------------------------------------------------------
                      Publishing -- 0.8%
     114,100          John Wiley & Sons, Inc., Class A                       $    6,235,565
     219,887          Meredith Corp.                                             11,654,011
                                                                             --------------
                                                                             $   17,889,576
                                                                             --------------
                      Total Media                                            $   35,747,343
-------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 6.2%
                      Pharmaceuticals -- 6.2%
     956,064          AstraZeneca Plc (A.D.R.)                               $   32,984,208
     361,065          GlaxoSmithKline Plc (A.D.R.)                               13,153,598
     596,197          Merck & Co., Inc.                                          32,844,493
   1,113,963          Pfizer, Inc.                                               39,055,543
     293,513          Zoetis, Inc., Class A                                      18,731,999
                                                                             --------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences   $  136,769,841
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 21

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      REAL ESTATE -- 2.6%
                      Office REIT -- 2.1%
     194,430          Alexandria Real Estate Equities, Inc.                  $   24,101,543
     226,388          SL Green Realty Corp.                                      21,660,804
                                                                             --------------
                                                                             $   45,762,347
-------------------------------------------------------------------------------------------
                      Residential REIT -- 0.5%
     128,333          Camden Property Trust                                  $   11,709,103
                                                                             --------------
                      Total Real Estate                                      $   57,471,450
-------------------------------------------------------------------------------------------
                      RETAILING -- 1.8%
                      Department Stores -- 1.1%
     600,541          Nordstrom, Inc.                                        $   23,811,451
-------------------------------------------------------------------------------------------
                      Distributors -- 0.7%
     179,331          Genuine Parts Co.                                      $   15,822,374
                                                                             --------------
                      Total Retailing                                        $   39,633,825
-------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.0%
                      Semiconductor Equipment -- 1.2%
      81,814          Cabot Microelectronics Corp.                           $    7,908,960
     170,000          KLA-Tencor Corp.                                           18,511,300
                                                                             --------------
                                                                             $   26,420,260
-------------------------------------------------------------------------------------------
                      Semiconductors -- 4.8%
     400,000          Intel Corp.                                            $   18,196,000
     523,502          Microchip Technology, Inc.                                 49,627,990
     169,424          Texas Instruments, Inc.                                    16,381,606
     314,271          Xilinx, Inc.                                               23,158,630
                                                                             --------------
                                                                             $  107,364,226
                                                                             --------------
                      Total Semiconductors & Semiconductor Equipment         $  133,784,486
-------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 1.4%
                      IT Consulting & Other Services -- 1.0%
     143,613          Amdocs, Ltd.                                           $    9,349,206
     200,000          Leidos Holdings, Inc.                                      12,504,000
                                                                             --------------
                                                                             $   21,853,206
-------------------------------------------------------------------------------------------
                      Systems Software -- 0.4%
     179,300          Oracle Corp.                                           $    9,126,370
                                                                             --------------
                      Total Software & Services                              $   30,979,576
-------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 3.2%
                      Communications Equipment -- 1.2%
     765,989          Cisco Systems, Inc.                                    $   26,158,524
-------------------------------------------------------------------------------------------
                      Computer Hardware Storage & Peripherals -- 1.2%
   1,229,723          HP, Inc.                                               $   26,500,531
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Equity Income Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------
Shares                                                                       Value
-------------------------------------------------------------------------------------------
                      Electronic Manufacturing Services -- 0.8%
     205,277          TE Connectivity, Ltd.                                  $   18,674,049
                                                                             --------------
                      Total Technology Hardware & Equipment                  $   71,333,104
-------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 0.9%
                      Integrated Telecommunication Services -- 0.9%
     423,664          BCE, Inc.                                              $   19,556,330
                                                                             --------------
                      Total Telecommunication Services                       $   19,556,330
-------------------------------------------------------------------------------------------
                      UTILITIES -- 9.5%
                      Electric Utilities -- 3.4%
     750,138          Alliant Energy Corp.                                   $   32,450,970
     294,297          American Electric Power Co., Inc.                          21,898,640
     357,214          Eversource Energy                                          22,375,885
                                                                             --------------
                                                                             $   76,725,495
-------------------------------------------------------------------------------------------
                      Gas Utilities -- 1.1%
     418,425          National Fuel Gas Co.                                  $   24,289,571
-------------------------------------------------------------------------------------------
                      Multi-Utilities -- 5.0%
     344,126          Ameren Corp.                                           $   21,332,371
     405,824          Consolidated Edison, Inc.                                  34,921,155
   1,000,585          NiSource, Inc.                                             26,385,426
     423,294          WEC Energy Group, Inc.                                     28,525,783
                                                                             --------------
                                                                             $  111,164,735
                                                                             --------------
                      Total Utilities                                        $  212,179,801
-------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCKS
                      (Cost $1,687,953,851)                                  $2,159,691,927
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
-------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY OBLIGATION --
                      0.2% of Net Assets
   4,000,000(a)       U.S. Treasury Bill, 11/2/17                            $    3,999,898
-------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                      (Cost $3,999,893)                                      $    3,999,898
-------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 97.2%
                      (Cost $1,691,953,744)                                  $2,163,691,825
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 23

-------------------------------------------------------------------------------------------
                                                     Net      Change in Net
                                                     Realized Unrealized
                                                     Gain     Appreciation
Shares                                       Income  (Loss)   (Depreciation) Value
-------------------------------------------------------------------------------------------
                      AFFILIATED
                      ISSUERS -- 2.0%
                      COMMON STOCK --
                      2.0% of Net Assets
                      CAPITAL GOODS -- 2.0%
                      Industrial Machinery -- 2.0%
   1,363,363          Gorman-Rupp Co. ^      627,147    --    10,852,370     $   43,600,349
                                                                             --------------
                      Total Capital Goods                                    $   43,600,349
-------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost $6,956,764)                                      $   43,600,349
-------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN AFFILIATED ISSUERS -- 2.0%
                      (Cost $6,956,764)                                      $   43,600,349
-------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- 0.8%                   $   18,199,892
-------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                   $2,225,492,066
===========================================================================================

(A.D.R.)  American Depositary Receipts.

REIT      Real Estate Investment Trust.

^ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2017, aggregated $849,124,453 and $673,522,286, respectively.

The Fund is permitted to engage in purchase and sale transactions (cross trades) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2017, the Fund did not engage in cross trade activity.

At October 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,681,223,472 was as follows:

     Aggregate gross unrealized appreciation for all investments in which
       there is an excess of value over tax cost                                $558,949,785

     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                 (32,881,083)
                                                                                ------------
     Net unrealized appreciation                                                $526,068,702
                                                                                ============

The accompanying notes are an integral part of these financial statements.

24 Pioneer Equity Income Fund | Annual Report | 10/31/17

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2017, in valuing the Trust's investments.

----------------------------------------------------------------------------------------------
                                   Level 1            Level 2         Level 3   Total
----------------------------------------------------------------------------------------------
Common Stocks                      $2,203,292,276     $       --      $ --      $2,203,292,276
U.S. Government and
  Agency Obligation                            --      3,999,898        --           3,999,898
----------------------------------------------------------------------------------------------
Total Investments in Securities    $2,203,292,276     $3,999,898      $ --      $2,207,292,174
==============================================================================================

During the year ended October 31, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 25

Statement of Assets and Liabilities | 10/31/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,691,953,744)    $2,163,691,825
  Investments in affiliated issuers, at value (cost $6,956,764)              43,600,349
  Cash                                                                       14,924,279
  Foreign currencies, at value (cost $59,841)                                    49,782
  Receivables --
     Investment securities sold                                              18,750,867
     Fund shares sold                                                         2,362,735
     Dividends                                                                3,980,402
  Other assets                                                                   80,608
----------------------------------------------------------------------------------------
         Total assets                                                    $2,247,440,847
========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $   18,134,434
     Fund shares repurchased                                                  2,841,982
     Trustees' fees                                                               9,627
  Due to affiliates                                                             344,749
  Accrued expenses and other liabilities                                        617,989
----------------------------------------------------------------------------------------
          Total liabilities                                              $   21,948,781
========================================================================================
NET ASSETS:
  Paid-in capital                                                        $1,610,884,680
  Undistributed net investment income                                        20,156,497
  Accumulated net realized gain on investments                               86,212,890
  Net unrealized appreciation on investments                                508,237,999
----------------------------------------------------------------------------------------
         Net assets                                                      $2,225,492,066
========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $858,763,844/24,071,274 shares)                      $        35.68
  Class C (based on $148,417,312/4,233,062 shares)                       $        35.06
  Class K (based on $94,914,670/2,655,191 shares)                        $        35.75
  Class R (based on $92,869,953/2,562,370 shares)                        $        36.24
  Class Y (based on $1,030,526,287/28,550,334 shares)                    $        36.10
MAXIMUM OFFERING PRICE:
  Class A (based on $35.68 (divided by) 94.25%)                          $        37.86
========================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Equity Income Fund | Annual Report | 10/31/17

Statement of Operations

For the Year Ended 10/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                 $     45,512
  Dividends from unaffiliated issuers
     (net of foreign taxes withheld $280,942)                          53,410,279
  Dividends from affiliated issuers                                       627,147
-----------------------------------------------------------------------------------------------------
         Total investment income                                                        $ 54,082,938
=====================================================================================================
EXPENSES:
  Management fees                                                    $ 12,308,550
  Administrative expense                                                  672,723
  Transfer agent fees
     Class A                                                              849,305
     Class C                                                              132,170
     Class K                                                                  487
     Class R                                                              236,844
     Class Y                                                              986,701
  Distribution fees
     Class A                                                            2,120,268
     Class C                                                            1,528,198
     Class R                                                              476,307
  Shareowner communications expense                                       122,429
  Custodian fees                                                           36,710
  Registration fees                                                       179,037
  Professional fees                                                        86,297
  Printing expense                                                         42,213
  Trustees' fees                                                           96,137
  Miscellaneous                                                            68,737
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $ 19,943,113
-----------------------------------------------------------------------------------------------------
         Net investment income                                                          $ 34,139,825
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on:
     Investments in unaffiliated issuers                             $ 85,807,379
     Class actions                                                         67,625
     Other assets and liabilities denominated
        in foreign currencies                                               1,964       $ 85,876,968
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments in unaffiliated issuers                             $219,913,733
     Investments in affiliated issuers                                 10,852,370
     Other assets and liabilities denominated
         in foreign currencies                                             49,854       $230,815,957
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                $316,692,925
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                  $350,832,750
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 27

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                                Year Ended         Year Ended
                                                                10/31/17           10/31/16*
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   34,139,825     $   33,424,750
Net realized gain (loss) on investments                             85,876,968        185,331,414
Change in net unrealized appreciation (depreciation)
  on investments                                                   230,815,957        (94,103,338)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $  350,832,750     $  124,652,826
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.51 and $0.64 per share, respectively)         $  (12,832,184)    $  (14,631,603)
      Class C ($0.25 and $0.39 per share, respectively)             (1,167,441)        (1,524,980)
      Class K ($0.63 and $0.74 per share, respectively)             (1,285,584)          (700,775)
      Class R ($0.38 and $0.50 per share, respectively)             (1,061,759)        (1,200,362)
      Class Y ($0.59 and $0.72 per share, respectively)            (15,399,044)       (13,191,469)
Net realized gain:
      Class A ($3.70 and $2.58 per share, respectively)         $  (81,956,696)    $  (55,000,813)
      Class C ($3.70 and $2.58 per share, respectively)            (15,474,859)        (8,860,057)
      Class K ($3.70 and $2.58 per share, respectively              (5,352,610)        (1,615,497)
      Class R ($3.70 and $2.58 per share, respectively)             (9,385,001)        (5,592,240)
      Class Y ($3.70 and $2.58 per share, respectively)            (74,716,403)       (39,208,270)
--------------------------------------------------------------------------------------------------
          Total distributions to shareowners                    $ (218,631,581)    $ (141,526,066)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $  698,184,954     $  515,783,547
Reinvestment of distributions                                      194,684,212        127,690,144
Cost of shares repurchased                                        (515,405,677)      (383,348,914)
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
          Fund share transactions                               $  377,463,489     $  260,124,777
--------------------------------------------------------------------------------------------------
      Net increase in net assets                                $  509,664,658     $  243,251,537
NET ASSETS:
Beginning of year                                                1,715,827,408      1,472,575,871
--------------------------------------------------------------------------------------------------
End of year                                                     $2,225,492,066     $1,715,827,408
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $   20,156,497     $   18,498,682
==================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Equity Income Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------
                                    Year Ended    Year Ended        Year Ended    Year Ended
                                    10/31/17      10/31/17          10/31/16*     10/31/16*
                                    Shares        Amount            Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                          5,108,661    $ 172,276,538      4,060,980    $ 132,286,073
Reinvestment of distributions        2,789,359       89,976,911      2,064,854       66,476,005
Less shares repurchased             (6,255,268)    (213,385,260)    (4,983,984)    (162,722,871)
------------------------------------------------------------------------------------------------
   Net increase                      1,642,752    $  48,868,189      1,141,850    $  36,039,207
================================================================================================
Class C
Shares sold                          1,131,074    $  37,307,423      1,458,384    $  46,759,574
Reinvestment of distributions          433,560       13,690,908        250,188        7,918,920
Less shares repurchased             (1,549,853)     (51,692,711)      (913,737)     (29,060,644)
------------------------------------------------------------------------------------------------
   Net increase (decrease)              14,781    $    (694,380)       794,835    $  25,617,850
================================================================================================
Class K
Shares sold                          1,507,467    $  51,606,375        974,748    $  32,851,497
Reinvestment of distributions          195,696        6,353,591         62,937        2,041,453
Less shares repurchased               (473,265)     (16,261,988)      (219,469)      (7,376,946)
------------------------------------------------------------------------------------------------
   Net increase                      1,229,898    $  41,697,978        818,216    $  27,516,004
================================================================================================
Class R
Shares sold                            679,277    $  23,305,650        875,045    $  28,894,379
Reinvestment of distributions          260,946        8,534,473        184,599        6,015,720
Less shares repurchased               (869,262)     (30,103,358)      (746,446)     (24,716,408)
------------------------------------------------------------------------------------------------
   Net increase                         70,961    $   1,736,765        313,198    $  10,193,691
================================================================================================
Class Y
Shares sold                         12,066,998    $ 413,688,968      8,320,341    $ 274,992,024
Reinvestment of distributions        2,327,101       76,128,329      1,389,394       45,238,046
Less shares repurchased             (5,929,317)    (203,962,360)    (4,814,459)    (159,472,045)
------------------------------------------------------------------------------------------------
   Net increase                      8,964,782    $ 285,854,937      4,895,276    $ 160,758,025
================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 29

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------
                                                           Year          Year         Year         Year       Year
                                                           Ended         Ended        Ended        Ended      Ended
                                                           10/31/17      10/31/16*    10/31/15*    10/31/14*  10/31/13
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $  33.76      $  34.41     $  36.47     $  34.35   $  27.96
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.55(a)   $   0.68(a)  $   0.68(a)  $   0.96   $   0.75
   Net realized and unrealized gain (loss) on investments      5.58          1.89         1.16         3.11       6.53
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   6.13      $   2.57     $   1.84     $   4.07   $   7.28
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.51)     $  (0.64)    $  (0.75)    $  (0.80)  $  (0.89)
   Net realized gain                                          (3.70)        (2.58)       (3.15)       (1.15)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (4.21)     $  (3.22)    $  (3.90)    $  (1.95)  $  (0.89)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.92      $  (0.65)    $  (2.06)    $   2.12   $   6.39
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  35.68      $  33.76     $  34.41     $  36.47   $  34.35
=======================================================================================================================
Total return (b)                                              19.68%(c)      8.11%        5.30%       12.33%     26.52%
Ratio of net expenses to average net assets                    1.02%         1.04%        1.06%        1.09%      1.10%
Ratio of net income (loss) to average net assets               1.62%         2.10%        1.99%        2.56%      2.39%
Portfolio turnover rate                                          33%           35%          40%          29%        26%
Net assets of, end of period (in thousands)                $858,764      $757,158     $732,397     $769,869   $826,039
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.64%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Equity Income Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------------------
                                                           Year         Year          Year         Year       Year
                                                           Ended        Ended         Ended        Ended      Ended
                                                           10/31/17     10/31/16*     10/31/15*    10/31/14*  10/31/13
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  33.24     $  33.91      $  36.03     $  33.94   $  27.64
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $   0.30(a)  $   0.43(a)   $   0.42(a)  $   0.62   $   0.47
   Net realized and unrealized gain (loss) on investments      5.47         1.87          1.13         3.17       6.50
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   5.77     $   2.30      $   1.55     $   3.79   $   6.97
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $  (0.25)    $  (0.39)     $  (0.52)    $  (0.55)  $  (0.67)
   Net realized gain                                          (3.70)       (2.58)        (3.15)       (1.15)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                        $  (3.95)    $  (2.97)     $  (3.67)    $  (1.70)  $  (0.67)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   1.82     $  (0.67)     $  (2.12)    $   2.09   $   6.30
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  35.06     $  33.24      $  33.91     $  36.03   $  33.94
=======================================================================================================================
Total return (b)                                              18.77%        7.34%(c)      4.49%       11.57%     25.61%
Ratio of net expenses to average net assets                    1.75%        1.77%         1.80%        1.80%      1.84%
Ratio of net income (loss) to average net assets               0.89%        1.34%         1.24%        1.83%      1.62%
Portfolio turnover rate                                          33%          35%           40%          29%        26%
Net assets of, end of period (in thousands)                $148,417     $140,199      $116,090     $115,762   $104,890
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during year ended October 31, 2016, the total return would have been 7.30%.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 31

-----------------------------------------------------------------------------------------------------------------------
                                                            Year        Year        Year        Year
                                                            Ended       Ended       Ended       Ended     12/20/12
                                                            10/31/17    10/31/16*   10/31/15*   10/31/14* to 10/31/13
-----------------------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                        $ 33.81     $ 34.44     $ 36.52     $ 34.38   $ 28.30
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                             $  0.67(a)  $  0.80(a)  $  0.80(a)  $  0.96   $  0.03
   Net realized and unrealized gain (loss) on investments      5.60        1.89        1.17        3.27      6.63
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $  6.27     $  2.69     $  1.97     $  4.23   $  6.66
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    $ (0.63)    $ (0.74)    $ (0.90)    $ (0.94)  $ (0.58)
   Net realized gain                                          (3.70)      (2.58)      (3.15)      (1.15)       --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (4.33)    $ (3.32)    $ (4.05)    $  2.09   $ (0.58)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  1.94     $ (0.63)    $ (2.08)    $  2.14   $  6.08
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $ 35.75     $ 33.81     $ 34.44     $ 36.52   $ 34.38
=======================================================================================================================
Total return (b)                                              20.12%       8.50%       5.67%      12.82%    23.72%(c)
Ratio of net expenses to average net assets                    0.66%       0.67%       0.67%       0.69%     0.66%(d)
Ratio of net income (loss) to average net assets               1.96%       2.42%       2.32%       2.24%     1.84%(d)
Portfolio turnover rate                                          33%         35%         40%         29%       26%
Net assets of, end of period (in thousands)                 $94,915     $48,194     $20,908     $10,849   $   117
=======================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Equity Income Fund | Annual Report | 10/31/17

-------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year         Year         Year       Year
                                                              Ended        Ended        Ended        Ended      Ended
                                                              10/31/17     10/31/16*    10/31/15*    10/31/14*  10/31/13
-------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                          $ 34.24      $ 34.83      $ 36.88      $ 34.71    $ 28.24
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                               $  0.43(a)   $  0.57(a)   $  0.57(a)   $  0.88    $  0.72
   Net realized and unrealized gain (loss) on investments        5.65         1.92         1.16         3.11       6.54
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  6.08      $  2.49      $  1.73      $  3.99    $  7.26
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      $ (0.38)     $ (0.50)     $ (0.63)     $ (0.67)   $ (0.79)
   Net realized gain                                            (3.70)       (2.58)       (3.15)       (1.15)        --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (4.08)     $ (3.08)     $ (3.78)     $ (1.82)   $ (0.79)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  2.00      $ (0.59)     $ (2.05)     $  2.17    $  6.47
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 36.24      $ 34.24      $ 34.83      $ 36.88    $ 34.71
=========================================================================================================================
Total return (b)                                                19.19%        7.73%        4.90%       11.95%     26.13%
Ratio of net expenses to average net assets                      1.41%        1.40%        1.41%        1.43%      1.41%
Ratio of net income (loss) to average net assets                 1.24%        1.73%        1.64%        2.22%      2.09%
Portfolio turnover rate                                            33%          35%          40%          29%        26%
Net assets of, end of period (in thousands)                   $92,870      $85,307      $75,876      $79,042    $85,986
=========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 33

-------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year         Year         Year       Year
                                                           Ended           Ended        Ended        Ended      Ended
                                                           10/31/17        10/31/16*    10/31/15*    10/31/14*  10/31/13
-------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $    34.10      $  34.71     $  36.77     $  34.62   $  28.17
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                            $     0.64(a)   $   0.77(a)  $   0.78(a)  $   0.98   $   0.78
   Net realized and unrealized gain (loss) on investments        5.65          1.92         1.16         3.23       6.67
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $     6.29      $   2.69     $   1.94     $   4.21   $   7.45
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   $    (0.59)     $  (0.72)    $  (0.85)    $  (0.91)  $  (1.00)
   Net realized gain                                            (3.70)        (2.58)       (3.15)       (1.15)        --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $    (4.29)     $  (3.30)    $  (4.00)    $  (2.06)  $  (1.00)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $     2.00      $  (0.61)    $  (2.06)    $   2.15   $   6.45
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    36.10      $  34.10     $  34.71     $  36.77   $  34.62
=========================================================================================================================
Total return (b)                                                19.99%(c)      8.40%        5.56%       12.67%     26.98%
Ratio of net expenses to average net assets                      0.77%         0.77%        0.78%        0.79%      0.76%
Ratio of net income (loss) to average net assets                 1.86%         2.34%        2.26%        2.85%      2.68%
Portfolio turnover                                                 33%           35%          40%          29%        26%
Net assets of, end of period (in thousands)                $1,030,526      $684,969     $527,305     $510,416   $448,509
=========================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(c) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2017, the total return would have been 19.96%.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Equity Income Fund | Annual Report | 10/31/17

Notes to Financial Statements | 10/31/17

1. Organization and Significant Accounting Policies

Pioneer Equity Income Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 35

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

36 Pioneer Equity Income Fund | Annual Report | 10/31/17

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment in kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 37

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2017, the Fund reclassified $735,998 to decrease undistributed net investment income, $1,236,087 to increase accumulated net realized gain on investments and foreign currency transactions and $500,089 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                           2017             2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                               $ 31,746,012     $ 31,249,189
     Long-term capital gain                         186,885,569      110,276,877
     ---------------------------------------------------------------------------
          Total                                    $218,631,581     $141,526,066
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $  1,458,469
     Undistributed long term capital gain                             87,223,882
     Net unrealized appreciation                                     525,925,035
     ---------------------------------------------------------------------------
          Total                                                     $614,607,386
     ===========================================================================

38 Pioneer Equity Income Fund | Annual Report | 10/31/17

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on REIT holdings, common stock holdings and partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $164,238 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political or regulatory developments or other

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 39 risks affecting those industries or sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% on assets over $10 billion. For the year ended
October 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $264,626, in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended October 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications
--------------------------------------------------------------------------------
Class A                                                                 $ 83,829
Class C                                                                   12,946
Class K                                                                      791
Class R                                                                    3,158
Class Y                                                                   21,705
--------------------------------------------------------------------------------
  Total                                                                 $122,429
================================================================================

40 Pioneer Equity Income Fund | Annual Report | 10/31/17

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $80,123 in distribution fees payable to the Distributor at October 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2017, CDSCs in the amount of $114,331 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 41 facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2017, the Fund had no borrowings under the credit facility.

6. Affiliated Companies

The Fund's investments in certain companies may exceed 5% of the outstanding voting stock of those companies. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended October 31, 2017:

------------------------------------------------------------------------------------------------------
              Beginning                       Corporate
              Balance    Purchases  Sales     Actions    Ending      Dividend                Realized
Affiliates    (shares)   (shares)   (shares)  (shares)   (shares)    Income     Value        Gain
------------------------------------------------------------------------------------------------------
The Gorman
   Rupp Co.   1,363,363  --         --        --         1,363,363   $627,147   $43,600,349  $ --

42 Pioneer Equity Income Fund | Annual Report | 10/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Equity Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Equity Income Fund (the "Fund"), including the schedule of investments, as of October 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income Fund at October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2017

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 43

ADDITIONAL INFORMATION

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 100.0%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, whollyowned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Trust upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Trust's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY).

44 Pioneer Equity Income Fund | Annual Report | 10/31/17

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission (SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 45

Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:


---------------------------------------------------------------------------------------------
                            For              Against         Abstain         Broker Non-Votes
---------------------------------------------------------------------------------------------
Proposal 1 - To approve
a New Management
Agreement with
the Adviser                 25,482,776.941   447,440.308     1,072,381.055   6,172,219.400

-----------------------------------------------------------------------------------------
                                                       For                    Withhold
-----------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees
-----------------------------------------------------------------------------------------
David R. Bock                                          32,389,406.597         815,411.108
-----------------------------------------------------------------------------------------
Benjamin M. Friedman                                   32,389,937.624         814,880.081
-----------------------------------------------------------------------------------------
Margaret B.W. Graham                                   32,396,905.412         807,912.293
-----------------------------------------------------------------------------------------
Lisa M. Jones                                          32,389,820.197         814,997.508
-----------------------------------------------------------------------------------------
Lorraine H. Monchak                                    32,403,993.216         800,824.489
-----------------------------------------------------------------------------------------
Thomas J. Perna                                        32,405,812.023         799,005.682
-----------------------------------------------------------------------------------------
Marguerite A. Piret                                    32,381,665.933         823,151.772
-----------------------------------------------------------------------------------------
Fred J. Ricciardi                                      32,388,884.031         815,933.674
-----------------------------------------------------------------------------------------
Kenneth J. Taubes                                      32,400,494.376         804,323.329
-----------------------------------------------------------------------------------------

46 Pioneer Equity Income Fund | Annual Report | 10/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 47

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)         Trustee since 2006.  Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the Board        Serves until a       present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
and Trustee                  successor trustee is Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                             elected or earlier   Inc. (technology products for securities lending  processing provider for
                             retirement or        industry); and Senior Executive Vice President,   financial services industry)
                             removal.             The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2005.  Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Trust (publicly-traded mortgage
                             successor trustee is 2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                             elected or earlier   Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                             retirement or        (privately held research and consulting company)  Helvetia Fund, Inc. (closed-end
                             removal.             (2010); Executive Vice President and Chief        fund) (2010 - present);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - present); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985 -
                                                  Lehman Brothers (1992 - 1995); Executive, The     2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989 - 2008)

------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Equity Income Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)    Trustee since 1990.   Founding Director, Vice-President and Corporate   None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is  firm) (1982 - present); Desautels Faculty of
                             elected or earlier    Management, McGill University (1999 - present);
                             retirement or         and Manager of Research Operations and
                             removal.              Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                      (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                             from 2014 - 2017).    present); Vice President - International
                             Serves until a        Investments Group, American International Group,
                             successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                             elected or earlier    President, Corporate Finance and Treasury Group,
                             retirement or         Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                             removal.              Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 1990.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                      Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                             successor trustee is  present)                                          investment company) (2004 -
                             elected or earlier                                                      present); and Member, Board of
                             retirement or                                                           Governors, Investment Company
                             removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee is  (financial and investment company services) (1969
                             elected or earlier    - 2012); Director, BNY International Financing
                             retirement or         Corp. (financial services) (2002 - 2012);
                             removal.              Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 49

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.    Chair, Director, CEO and President of Amundi      None
Trustee, President and       Serves until a         Pioneer Asset Management USA, Inc. (since
Chief Executive Officer      successor trustee is   September 2014); Chair, Director and CEO of
                             elected or earlier     Amundi Pioneer Asset Management, Inc. (since
                             retirement or removal  September 2014); Chair, Director and CEO of
                                                    Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014);
                                                    Managing Director, Morgan Stanley Investment
                                                    Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International,
                                                    Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.    Director and Executive Vice President (since      None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S. (since
                             successor trustee is   2010) of Amundi Pioneer Asset Management USA,
                             elected or earlier     Inc.; Executive Vice President and Chief
                             retirement or removal  Investment Officer, U.S. of Amundi Pioneer
                                                    (since 2008); Executive Vice President of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since 2009); Portfolio Manager of Amundi
                                                    Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

50 Pioneer Equity Income Fund | Annual Report | 10/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2003. Serves at  Vice President and Associate General Counsel of   None
Secretary and Chief Legal    the discretion of the  Amundi Pioneer since January 2008; Secretary and
Officer                      Board                  Chief Legal Officer of all of the Pioneer Funds
                                                    since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May
                                                    2010; Vice President and Senior Counsel of
                                                    Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary          the discretion of the  December 2006 and Assistant Secretary of all the
                             Board                  Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Amundi Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of Amundi
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds
                             Board                  since June 2010; Counsel of Amundi Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief          the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial                    Board                  since March 2008; Deputy Treasurer of Amundi
and Accounting Officer                              Pioneer from March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 2000. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                             Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the  Amundi Pioneer since November 2008; Assistant
                             Board                  Treasurer of all of the Pioneer Funds since
                                                    January 2009; Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Equity Income Fund | Annual Report | 10/31/17 51

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)         Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer     the discretion of the  of all the Pioneer Funds since March 2010; Chief
                             Board                  Compliance Officer of Amundi Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October 2005;
                                                    Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2006. Serves at  Director - Transfer Agency Compliance of Amundi   None
Anti-Money Laundering        the discretion of the  Pioneer and Anti-Money Laundering Officer of all
Officer                      Board                  the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Equity Income Fund | Annual Report | 10/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19439-11-1217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund was $23,000
payable to Ernst & Young LLP for the year ended
October 31, 2017 and $25,538 payable to Deloitte & Touche LLP for the year ended October 31, 2016.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $8,028
October 31, 2017 and $8,778 payable to Deloitte & Touche LLP for the year ended October 31, 2016.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31 2017 and 2016, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $8,028
October 31, 2017 and $8,778 to Deloitte & Touche LLP for the year ended October 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Equity Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2017

* Print the name and title of each signing officer under his or her signature.